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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 13, 2004
                              (SEPTEMBER 13, 2004)


                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-20117                  13-3532643
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


                6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS 77401
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 796-8822

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         On September 13, 2004, Encysive Pharmaceuticals Inc. (the "Company") issued a press release announcing the closing of the previously announced offering of 4,000,000 shares of its common stock in an underwritten offering by Wachovia Capital Markets, LLC ("Wachovia"). At the closing, Wachovia also purchased an additional 600,000 shares of common stock pursuant to its previously exercised over-allotment option. The shares of common stock were sold to the public for $7.94 per share.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1     Press Release



                            [SIGNATURE PAGE FOLLOWS]











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ENCYSIVE PHARMACEUTICALS INC.


Date September 13, 2004                           /s/ Stephen L. Mueller
                                                      Stephen L. Mueller
                                                 Vice President, Finance and
                                          Administration Secretary and Treasurer




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                                 EXHIBIT INDEX



        Exhibit
        Number          Description
        -------         -----------

         99.1           Press Release